UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2022

DENBURY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5851 Legacy Circle
Plano,	Texas	75024	(972)	673-2000
(Address of principal executive offices)		(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	DEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

As previously announced on November 22, 2022, Denbury Inc. (the “Company”) is hosting a CCUS Business Outlook webcast this morning, December 13, 2022, to review the Company’s carbon capture, utilization and storage (“CCUS”) strategy, growth plans and financial projections. The webcast and a question and answer session are scheduled to begin at 10:00 a.m. CST. To register for and listen to the webcast, investors should visit the Investor Relations section of the Company’s website at www.denbury.com.

A copy of the presentation materials accompanying the webcast is attached as Exhibit 99.1 to this Current Report on Form 8-K, and has been posted on the Company’s website in the Investor Relations section at www.denbury.com.

The information being disclosed under this Item 7.01 and in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference into any filing with the Securities and Exchange Commission (unless otherwise specifically provided therein), whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in any such document.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
99.1*	Denbury CCUS Business Outlook presentation, dated December 13, 2022.
104	The cover page has been formatted in Inline XBRL.

*    Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Inc. (Registrant)
Date: December 13, 2022	By:	/s/ James S. Matthews
James S. Matthews
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

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